SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A-1


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  JULY 19, 2004


                                  GenoMed, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


          FLORIDA                     000-49720                 43-1916702
----------------------------       ----------------       ----------------------
(State or other jurisdiction       (Commission file            (IRS Employer
     of incorporation)                  number)           Identification Number)


             9666 Olive Blvd., Suite 310, St. Louis, Missouri 63132
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
           ----------------------------------------------------------
                                 (314) 652-0500

               909 South Taylor Avenue, St. Louis, Missouri 63110
            --------------------------------------------------------
          (Former name or former address if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On July 19, 2004, our independent auditor, Stark Winter Schenkein & Co., LLP ("SWS") of Denver, Colorado, was dismissed. The decision to dismiss SWS was approved by our board of directors.

The report of SWS dated April 11, 2003 on our consolidated financial statements for the year ended December 31, 2002 and the period from inception (January 3, 2001) to December 31, 2001, included in our annual report on Form 10-KSB for the year ended December 31, 2002, was modified for substantial doubt about our ability to continue as a going concern in light of our loss from operations, working capital and stockholders' deficiencies and development stage business. For fiscal year 2003, SWS did not issue an adverse opinion, disclaimer of opinion or modification or qualification of opinion on our financial statements.

During our two most recent fiscal years and the period from January 1, 2004 to the date we dismissed SWS, there has been no disagreement with SWS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of SWS, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

We authorized SWS to respond fully to any inquiries from our new auditor concerning any issue relating to our accounting principles or practices or financial reporting, our financial statements or SWS's audit thereof or audit opinions thereon.

We provided a copy of the disclosures in this report to SWS. On July 23, 2004, SWS sent the confirmation letter which is attached hereto as Exhibit 16 and incorporated by reference herein.

Item 7 Financial Statements and Exhibits

(c)    Exhibits

Exhibit No.         Description
-----------         --------------
16                  Confirmation  letter  dated July 23, 2004 from Stark  Winter
                    Schenkein & Co. to the Securities and Exchange Commission regarding its dismissal as certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GenoMed, Inc.

Dated:   July 27, 2004                   By:      /s/  David Moskowitz
                                                  ------------------------------
                                                  Dr. David Moskowitz
                                                  Chairman of the Board and
                                                  Chief Executive Officer